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                                                             EXHIBIT 10.3


                                                           Execution Copy

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement ("Agreement") dated as of September 30, 1999, is made between GENOME THERAPEUTICS CORP., a corporation organized under the laws of the Commonwealth of Massachusetts having its principal offices at 100 Beaver Street, Waltham, Massachusetts (the "Company"), and bioMerieux Alliance sa, a societe anonyme organized under the laws of France having its principal offices at Chemin de l'Orme, 69280 Marcy-l'Etiole, France ("Investor").

                  WHEREAS, Investor desires to purchase, and the Company desires to issue and sell to Investor 678,610 shares of the Company's Common Stock, $.10 par value per share, upon the terms and conditions set forth in that certain Common Stock Purchase Agreement dated September 30, 1999 (the "Stock Purchase Agreement");

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                  1. DEFINITIONS. As used in these provisions, the following terms shall have the following meanings:

                           "COMMON STOCK" shall mean the common stock, par value $.10 per share, of the Company and any other securities into which or for which such common stock has been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets, or otherwise.

                           The terms "REGISTER," "REGISTERED," and
         "REGISTRATION" shall mean a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                           "REGISTRABLE SECURITIES" shall mean the shares of Common Stock beneficially owned by the Investor and all shares of common stock issued with respect to, in exchange for, or in replacement of such shares of Common Stock. The term "Registrable Securities" excludes, however, any security (i) the sale of which has been effectively registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold by the Investor in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
         Section 4(1) thereof (including, without limitation, transactions pursuant to Rules 144 and 144A) such that the further disposition of such securities by the transferee or assignee is not restricted under the Securities Act, or (iii) that have been sold by the Investor in a transaction in which the Investor's rights hereunder are not, or cannot be, assigned.


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                           "REGISTRATION EXPENSES" shall mean all expenses
         incident to the Company's performance of or compliance with these provisions, including without limitation all (i) registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities being registered); (iii) printing expenses, messenger, telephone and delivery expenses; (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of employees of the Company performing legal or accounting duties); (v) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of comfort letters customarily requested by underwriters);
         (vi) reasonable fees and expenses of one counsel for the Investor;
         (vii) fees and expenses of listing any Registrable Securities on any securities exchange on which the shares of Common Stock are then listed; and (viii) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, stock transfer taxes, discounts or commissions attributable to the sale of any Registrable Securities and any fees and expenses of underwriters' counsel (other than as provided in clause
         (ii) above).

                           "REGISTRATION RIGHTS" shall mean the rights of the Investor to cause the Company to register Registrable Securities pursuant to Section 2 of this Agreement.

                           "REGISTRATION STATEMENT" shall mean any registration statement or similar document that covers any of the Registrable Securities pursuant hereto, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference in such Registration Statement.

                           "SEC" shall mean the Securities and Exchange
         Commission.

                           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  2. INCIDENTAL REGISTRATION.

                           (a) If at any time the Company proposes to register any of its Common Stock under the Securities Act as an underwritten secondary registration on behalf of holders of such securities, the Company shall, each such time, give written notice to the Investor of its intent to do so; provided, however, that such notification shall not be required during the two-year period commencing on the date hereof (and the Investor shall have no Registration Rights) unless at least one director and/or officer is selling shares in such registration. Upon the written request of the Investor given within twenty (20) days after mailing of any such


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         notice by the Company, the Company shall, subject to Section 2(b), use its best efforts to cause a Registration Statement covering all of the Registrable Shares that the Investor has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to the Investor for its failure to do so.

                           (b) If the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities to be included in such registration by the Company, (ii) second, the securities requested to be included therein by the holders requesting such registration, the Registrable Shares requested to be included in such registration by the Investor and the securities requested to be included therein by holders having piggyback registration rights granted by the Company, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and
         (iii) third, other securities requested to be included in such registration.

                  3. REGISTRATION PROCEDURE. Whenever required under these provisions to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

                           (a) prepare and file with the SEC, as soon as practicable, a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for up to six months or such shorter period as shall be required to sell all of the Registrable Securities covered by such Registration Statement;

                           (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

                           (c) furnish to the Investor, without charge, such number of copies of a prospectus, including a preliminary prospectus, and any amendments or supplements thereto as the Investor may reasonably request and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (d) promptly after the filing of any document that is to be incorporated by reference into a Registration Statement or prospectus, provide copies of such document to the Investor and any underwriter;


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                           (e) use its reasonable best efforts to register and
         qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided, however, that the Company shall not be required to qualify to do business, file a general consent to service of process or subject itself to taxation in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation;

                           (f) cooperate with the Investor and the underwriters participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                           (g) enter into and perform its obligations under any underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, in accordance with such terms and conditions as the Company and the underwriter(s) may agree. The Investor shall also enter into and perform its obligations under such an agreement;

                           (h) notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (i) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which the Company's shares of Common Stock are then listed;

                           (j) furnish, at the request of the Investor, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to these provisions, (A) an opinion of counsel representing the Company for the purposes of such registration, and (B) a letter addressed to the underwriters from independent certified public accountants of the Company, in each case to be dated such date and to be in form and substance as is customarily given by counsel or independent certified public accountants, as the case may be, to underwriters in an underwritten public offering;

                           (k) permit a representative of the Investor, any underwriter participating in any disposition pursuant to such registration and any attorney or accountant retained by the Investor or underwriter, to participate, at each person's own expense, in the preparation



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         of the Registration Statement, and cause the Company's employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, however, that such representatives, underwriters, attorneys or accountants shall enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and

                           (l) cooperate with the Investor and the managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities to the underwriters.

                  4. RIGHT TO WITHDRAW REGISTRATION. Notwithstanding anything herein to the contrary, the Company may delay, suspend or withdraw any registration or qualification of Registrable Securities at any time without liability or obligation to the Investor.

                  5. OBLIGATION OF THE INVESTOR TO FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to these provisions with respect to any Registrable Securities that the Investor furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Investor's Registrable Securities.

                  The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(h) hereof, the Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) the Investor is advised in writing by the Company that a new Registration Statement covering the reoffer of Registrable Securities has become effective under the Securities Act, or (ii) the Investor receives copies of a supplemented or amended prospectus contemplated by Section 3 hereof, or (iii) until the Investor is advised in writing by the Company that the use of the then current prospectus may be resumed. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this paragraph.

                  6. REGISTRATION EXPENSES. In the case of any registration of Registrable Securities required pursuant to these provisions, the Company shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective.

                  7. INDEMNIFICATION AND CONTRIBUTION.

                           (a) INDEMNIFICATION BY THE COMPANY. In the event any
Registrable Securities are included in a Registration Statement pursuant to these provisions, the Company hereby agrees to indemnify and hold harmless the Investor, its directors, officers and employees and each



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person, if any, who "controls" (within the meaning of the Securities Act) the
Investor (the "Investor Indemnitees") against all losses, claims, damages, or liabilities, joint or several, or actions in respect thereof ("Losses") to which such Investor Indemnitees may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related preliminary prospectus, or any related prospectus or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Investor Indemnitees for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending any such Losses; provided, however, that the Company will not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Investor or an underwriter specifically for use therein; provided further, that the Company shall not be liable, and this indemnification agreement shall not apply, to the extent that any such Losses are solely attributable to the failure of the Investor (or underwriter or agent acting on its behalf) to deliver a final prospectus (or amendment or supplement thereto) that corrects a material misstatement or omission contained in the preliminary prospectus (or final prospectus). The Company hereby agrees to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their respective officers and directors and each person who "controls" (within the meaning of the Securities Act) such persons to the same extent as provided above with respect to the indemnification of the Investor Indemnitees, if so requested, except with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by the Investor or any such underwriters.

                           (b) INDEMNIFICATION BY THE INVESTOR.  With respect to
written information furnished to the Company in connection with any registration pursuant to the terms of these provisions by or on behalf of the Investor specifically for use in a Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, the Investor shall severally indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who "controls" (within the meaning of the Securities Act) the Company (the "Company Indemnitees") against any Losses to which the Company or such other person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Investor shall reimburse the Company Indemnitees for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that the same arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such



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Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of all expenses by the Investor) received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to the information so furnished in writing by such persons specifically for inclusion in any prospectus or Registration Statement. The Investor shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who "controls" (within the meaning of the Securities Act) such persons to the same extent as provided above with respect to the indemnification of the Company, if so requested.

                           (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS.  Promptly
after receipt by an indemnified party hereunder of notice of any claim or the commencement of any action by a claimant not an indemnified party hereunder ("Third-Party Claim"), the indemnified party shall, if a claim for indemnification in respect thereof is to be made by such indemnified party against an indemnifying party, promptly notify such indemnifying party in writing of such Third-Party Claim as soon as is reasonably practicable after said claim is actually known to the indemnified party; provided, however, that the right of an indemnified party to be indemnified hereunder in respect of Third-Party Claims shall not be adversely affected by such indemnified party's failure to notify the indemnifying party of such Third-Party Claim unless, and then only to the extent that, an indemnifying party is actually damaged or suffers any loss or incurs any additional expense as a result thereof. If any such Third-Party Claim is brought against an indemnified party, and it promptly notifies the indemnifying party thereof, the indemnifying party shall be entitled to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. After the indemnifying party gives notice to the indemnified party of its election to assume the defense of such Third-Party Claim, (i) the indemnifying party shall not, except as provided below, be liable to the indemnified party for any legal or other expense subsequently incurred by the indemnified party in connection with the defense thereof, (ii) the indemnifying party shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying party or the indemnified party waived any rights to indemnification hereunder in writing, in which case the indemnified party may effect a settlement without such consent at its own cost and expense, and (iii) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that the Investor Indemnitees may employ their own counsel to participate in the defense of a Third-Party Claim if they have been advised by counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such Investor Indemnitees to be represented by separate counsel due to the presence of a conflict of interest between such Investor Indemnitees and the indemnifying party, and in such event the fees and expenses of such separate counsel shall be paid by the Company; provided further, that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for all such Investor Indemnitees. An indemnifying party shall not, without the prior written consent



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of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened Third-Party Claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such Third-Party Claim) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such Third-Party Claim, or unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party that, notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification or contribution as provided in these provisions.

                           (d) CONTRIBUTION. If for any reason the
indemnification provided for in Sections 7(a) or (b) hereof is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f)) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e) SURVIVAL OF INDEMNIFICATION. The obligations
under this Section 7 shall survive the completion of any offering of Registrable Securities in a Registration Statement pursuant to these provisions, and otherwise.

                  8. ASSIGNMENT OF REGISTRATION RIGHTS. Neither this Agreement nor any of the rights and obligations contained herein may be assigned or otherwise transferred by either party without the written consent of the other party.

                  9. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of these provisions, the Company shall not, without the prior written consent of the Investor, enter into any agreement, understanding or other arrangement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to effect a registration, unless under the terms of such agreement, the rights of such holder or prospective holder to participate in such registration shall permit registration on no greater basis than that of the Investor.

                  10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

                  11. NOTICES. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated



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below, or to such other address as the addressee shall have last furnished in writing to the addresser and shall be effective upon receipt by the addressee.


         If to the Company:         Genome Therapeutics Corp.
                                    100 Beaver Street
                                    Waltham, MA
                                    Attention: Chief Executive Officer
                                    Telephone: (781) 398-2300
                                    Telecopy: (781) 893-8277

         with a copy to:            Ropes & Gray
                                    One International Place
                                    Boston, Massachusetts 02110
                                    Attention:  David C. Chapin, Esq.
                                    Telephone:  (617) 951-7000
                                    Telecopy:  (617) 951-7050

         If to Investor:            bioMerieux Alliance sa
                                    Chemin de l'Orme
                                    69280 Marcy-l'Etiole
                                    France
                                    Attention:  Paul Caroly

                                    Telephone:  33-4-7887-2000
                                    Telecopy:  33-4-7887-5370

         with a copy to:            Bryan Cave LLP
                                    211 North Broadway, Suite 3600
                                    St. Louis, Missouri 63102-2750
                                    Attention:  James L. Nouss, Jr., Esq.

                                    Telephone:  (314) 259-2000
                                    Telecopy:  (314) 259-2020

                  12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding choice-of-law principles of the law of such Commonwealth that would require the application of the laws of a jurisdiction other than such Commonwealth.


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                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                       BIOMERIEUX ALLIANCE sa

                                       By:      ___________________________
                                       Name:    ___________________________
                                       Title:   ___________________________

                                       GENOME THERAPEUTICS CORP.

                                       By:      ___________________________
                                       Name:    ___________________________
                                       Title:   ___________________________




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